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                                                                     Exhibit 10a


                             ROWAN COMPANIES, INC.

                                Amendment No. 2
                              Dated April 25, 1997
                                     to the
                            1988 Nonqualified Stock
                             Option Plan As Amended



    Resolution adopted by the registrant's Board of Directors on April 25, 1997:

RESOLVED, that Paragraph III. OPTION AGREEMENTS of the Plan is hereby amended effective as of April 25, 1997 by adding thereto the following paragraph:

         "The Committee may, in its discretion, provide in an Option Agreement that the Option granted thereby to the employee may be transferred (in whole or in part and subject to such other conditions or limitations, if any, as the Committee may impose with respect to such transfer) by the employee to (i) the spouse, children or grandchildren of the employee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of the Immediate Family Members and, if applicable, the employee, (iii) a partnership or limited liability company in which such Immediate Family Members and, if applicable, the employee are the only partners or members, or (iv) an organization that has been determined by the Internal Revenue Service to be exempt under
         Section 501(c)(3) of the Internal Revenue Code. Following a transfer, such transferred Option shall continue to be subject to the same terms and conditions as were applicable to the Option immediately prior to transfer and no transferred Option shall be exercisable unless arrangements satisfactory to the Company have been made with respect to the Option."

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                                                                     Exhibit 10a



                             ROWAN COMPANIES, INC.

                                   Amendment
                              Dated April 25, 1997
                                     to the
                             Stock Option Agreement
                                  to the 1988
                               Nonqualified Stock
                                  Option Plan



                Amendments to the above identified agreement were approved by the Registrant's Board of Directors on April 25, 1997:

                3. EXERCISE OF OPTION. Except as otherwise set forth below with respect to the acceleration of exercisability upon Disability (as defined in Schedule A hereto) or death and subject to the earlier expiration of this Option as herein provided, this Option may be exercised, by written notice to the Company at its principal executive office addressed to the attention of its Chief Financial Officer, at any time and from time to time after one year after the date of grant hereof, but this Option shall not be exercisable for more than a percentage of the aggregate number of shares offered by the Option determined by the number of full years from the date of grant hereof to the date of such exercise, in accordance with the following schedule:

                NUMBER OF FULL YEARS       PERCENTAGE OF SHARES PURCHASABLE
                --------------------       --------------------------------
                  Less than 1 year                       0%
                       1 year                           25%
                       2 years                          50%
                       3 years                          75%
                       4 years                         100%


                Subject to the following, this Option may be exercised only by Employee during his lifetime and while Employee remains an employee of the
Company:

                (a) If Employee's employment with the Company terminates by reason of normal retirement, Employee may exercise this Option at any time during the period of five years following the date of such termination, but only as to the number of shares Employee was entitled to purchase hereunder as of the date his employment so terminates, plus such additional number of shares, if any, that the Committee (as defined in the Plan), in its sole discretion, determines to be exercisable as of such retirement.

                (b)    If Employee dies within the five year period following
                the date of Employee's termination of employment by reason of normal retirement, Employee's estate, or the person who acquires this Option by bequest or inheritance or by reason of the death of Employee, may exercise this Option at any time during the period of two years following the date of Employee's death, but only as to the number of shares Employee was entitled to purchase hereunder as of the date Employee's employment terminated by reason of normal retirement.
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                                                                     Exhibit 10a


                (c) If Employee's employment with the Company terminates by reason of Disability, Employee may exercise this Option at any time during the period of five years following the date of such termination, and the times at which portions of this Option become exercisable shall be accelerated upon such termination of employment by reason of Disability so that, regardless of how long it has been held after the date of grant, this Option shall be exercisable in full during such five year period for 100% of the shares purchasable hereunder.

                (d) If Employee dies while in the employ of the Company or within the five year period following the date of Employee's termination of employment by reason of Disability, Employee's estate, or the person who acquires this Option by bequest or inheritance or by reason of the death of Employee, may exercise this Option at any time during the period of two years following the date of Employee's death, and the times at which portions of this Option become exercisable shall be accelerated upon the death of Employee so that, regardless of how long it has been held after the date of grant, this Option shall be exercisable in full during the two year period following the date of Employee's death for 100% of the shares purchasable hereunder.

                (e) Notwithstanding anything to the contrary in this Agreement, this Option may be transferred (in whole or in part pursuant to such form as approved by the Company) by Employee to (i) the spouse, children or grandchildren of Employee ("Immediate Family Members"), (ii) a trust or trusts for the exclusive benefit of the Immediate Family Members and, if applicable, Employee, (iii) a partnership or limited liability company in which such Immediate Family Members and, if applicable, Employee are the only partners or members, or (iv) an organization that has been determined to be exempt under
                Section 501(c)(3) of the Internal Revenue Code; provided, however, that subsequent transfers of the Option shall be prohibited, except that after the death or dissolution of the transferee, as applicable, any exercisable portion of the transferred Option may be exercised by the transferee's personal representative or by any person empowered to do so under the transferee's will or under the then applicable laws of descent and distribution. Following transfer, the Option shall continue to be subject to the same terms and conditions as were applicable to Employee with respect to the Option immediately prior to the transfer, including, without limitation, vesting and the expiration provisions of Paragraphs
                (a), (b), (c) and (d) above, which shall be applied "as if" Employee continued to be the holder of the Option. No transferred Option shall be exercisable unless arrangements satisfactory to the Company have been made to satisfy any tax withholding obligations the Company may have with respect to the exercise of the Option. Further, the Company shall have no obligation to provide any notices to an Option transferee of any event, term or provision with respect to the Option, including, without limitation, the early termination of the Option on account of termination of Employee's employment.

If Employee's employment with the Company terminates other than by reason of normal retirement, Disability or death, this Option (to the extent not exercised prior thereto) shall terminate as of the date Employee's employment so terminates. Notwithstanding any other provision of this Agreement, this Option shall not be exercisable in any event after the expiration of ten years from the date of grant hereof. The purchase price of shares as to which this Option is exercised shall be paid in full in cash at the time of such exercise. Unless and until a
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                                                                     Exhibit 10a


certificate or certificates representing such shares shall have been issued by the Company to Employee, or the person permitted to exercise this Option (i) following the transfer of the Option as permitted by Paragraph (e) above or
(ii), in the event of Employee's death prior to any transfer (such person being the "Option Holder"), neither Employee nor the Option Holder, as the case may be, shall be, or have any of the rights or privileges of, a stockholder of the Company with respect to shares acquirable upon an exercise of this Option.